UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2010
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except to the extent any such filing expressly incorporates by reference any such information by specific reference contained in such filing.
On November 8, 2010, Harris Corporation issued a press release announcing that it signed a definitive agreement to acquire the Global Connectivity Services business from Schlumberger Information Solutions, an operating unit of Schlumberger Limited. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith and incorporated by reference herein:
99.1	Press release issued by Harris Corporation on November 8, 2010 (furnished pursuant to Item 7.01 and not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
November 8, 2010	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Harris Corporation on November 8, 2010 (furnished pursuant to Item 7.01 and not filed).